Exhibit 10(s)

                                 LEASE AGREEMENT

THIS LEASE AGREEMENT ("Lease Agreement") is made this 16th day of December, 1993, by and between MIDWEST GRAIN PRODUCTS, INC., a Kansas corporation ("Lessor"), and CILCORP DEVELOPMENT SERVICES INC., an Illinois corporation ("Lessee"), for the lease of a certain portion of Lessor's premises.

                                   WITNESSETH:

     WHEREAS, Lessor owns certain property located on South Front Street in Pekin, Illinois (the "Premises"), which is more particularly described on Exhibit A attached hereto and incorporated herein; and

     WHEREAS, Lessor operates a processing plant on the Premises; and

     WHEREAS, Lessor and Lessee have entered into a Steam Heat Service Agreement dated December 16, 1993 (the "Steam Heat Service Agreement") which provides, among other things, for Lessee to construct a Boiler Plant ("the Boiler Plant") on the Premises to provide steam heat to Lessor's plant; and

     WHEREAS, Lessor, Lessee and Lessee's affiliate, Central Illinois Light Company ("CILCO"), have entered into a Cogeneration Agreement dated December 16, 1993 (the "Cogeneration Agreement"), which gives CILCO the right to install, operate and maintain electric generating equipment (the "Facility") on the Premises; and

     WHEREAS, Lessor desires to lease to Lessee a certain portion of the Premises upon which the Boiler Plant and the Facility are to be located (the "Leased Site"), which Leased Site is more particularly described hereinafter, and to grant such other rights to Lessee and CILCO as are necessary for Lessee and CILCO to perform their respective obligations under the Steam Heat Service Agreement and the Cogeneration Agreement (collectively, the "Agreements").

     NOW, THEREFORE, in consideration of the promises and the mutual covenants, conditions and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, each intending to be legally bound, hereby agree as follows:

     1. LEASE OF SITE. Lessor hereby leases the Leased Site to Lessee, and hereby grants, bargains and conveys to Lessee, any easements, rights-of-way and rights of ingress and egress over, under, across and through the Premises and the Leased Site which Lessee and its affiliate CILCO may at any time require, for the purpose of performing any one or more of the activities contemplated herein and in the Agreements, provided, that the use of such easements, right-of-way and rights shall not unreasonably interfere with the operation of Lessor's processing plant on the Premises. Lessor hereby agrees to execute and record such documents as may be reasonably requested by Lessee and CILCO to evidence such easements, rights-of-way, and rights of ingress an egress.

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     2. TERM.

     (a) The initial term of this Lease Agreement shall begin on the date first set forth above and shall continue until the fifteenth anniversary of the Steam Commencement Date described in the Steam Heat Service Agreement. When the Steam Commencement Date is determined pursuant to the Steam Heat Service Agreement, the date shall be set forth in a document which shall be designated Exhibit B to this Lease Agreement, signed by the parties hereto, and thereby made a part of this Lease Agreement.

     (b) On or about the twelfth anniversary of the Steam Commencement Date, the Lessor and Lessee shall enter into negotiations to extend both the Steam Heat Service Agreement and the Lease Agreement. No later than the thirteenth anniversary of the Steam Commencement Date, Lessor shall notify Lessee in writing that it will either: (i) terminate the Lease Agreement at the end of the initial term of this Lease Agreement and pay Lessee and CILCO an amount equal to the book value of the Boiler Plant and the Facility (including all capital investments made in machinery, equipment, structures, foundations, buildings and other items located on the Leased Site for the purpose of the performing the Agreements) plus the cost of removing such property of Lessee and CILCO from the Leased Site and restoring the Leased Site to a clear and level condition, or
(ii) extend the Lease Agreement to enable CILCO to continue to generate electricity on the site for an additional nineteen years beyond the lease's initial fifteen year period.

If Lessor does not notify Lessee of its intention by the thirteenth anniversary of the Steam Commencement Date, Lessor shall be deemed to have chosen option
(ii). As used herein, "book value" shall have the same meaning such term has under generally accepted accounting principles, after deducting straight line depreciation over the life of the property or thirty-four years, whichever is less.

     (c) Within one year after expiration of this Lease Agreement or extension thereof, Lessee shall remove from the Leased Site all improvements, machinery, equipment, structures, buildings and other items placed thereon by Lessee and CILCO, and Lessee shall, upon the request of MWG, restore the Leased Site to a clear and level condition.

     3. DESCRIPTION OF LEASED SITE. The Leased Site consists of three-fourths (0.75) of an acre, more or less, of the Premises. The Boiler Plant and Facility shall be constructed on the Leased Site. The Legal description of the Leased Site is as set forth in Exhibit A.

     4. CONSIDERATION. Lessee shall pay to Lessor, as rent for use of the Lease Site during the term of this Lease Agreement, the sum of One Dollar ($1.00) per annum, payable in advance at the execution of this Lease Agreement, and annually thereafter on the anniversary date of such execution so long as this Lease Agreement shall be in effect.

     5. WARRANTIES AND REPRESENTATIONS OF LESSOR.

     (a) Warranty of Authority: Lessor warrants and represents that Lessor is duly authorized to enter into this Lease Agreement and perform Lessor's duties and obligations hereunder. Lessor

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

further warrants and represents that there are no conditions, rights, easements, liens, covenants or restrictions, whether of record or otherwise, nor are there any zoning, building or other land use restrictions, regarding the Leased Site, which would prohibit Lessor or CILCO from entering upon the Leased Site and performing their respective obligations under the Agreements, or wold unreasonably interfere with the activities contemplated herein and in the Agreements. Lessor, at its own expense, will order a preliminary title commitment from Chicago Title & Trust Company, showing all matters of record involving the Leased Site and the Premises.

     (b) Warranty of Fitness for Purpose and Environmental Matters. Lessor warrants and represents that the Leased Site which is the subject hereof is in good condition and is fit for the purposes contemplated herein and in the Agreements. Furthermore, the Lessor hereby warrants and represents to the Lessee that:

          (i) the Lessor is not now nor has it been in violation of any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters, including, without limitation, those arising under the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, the Federal Water Pollution Control Act, the Toxic Substances Control Act, or any other federal, state or local statute, regulation, ordinance, order or decree relating to health, safety or the environment (hereinafter, the "Environmental Laws");

          (ii) the Lessor has not received, nor does it contemplate receiving, notice that it has been identified by the United States Environmental Protection Agency as a potentially responsible party under CERCLA with respect to the Leased Site being listed on the National Priorities List under the Environmental Laws; nor does it contemplate receiving notification, that any hazardous waste, as defined by the Environmental Laws ("Hazardous Waste") or any toxic or hazardous substance, hazardous materials, oil, or other chemicals or substances regulated or defined by any Environmental Laws ("Hazardous Substances") have been found at the Leased Site by a federal, state or local agency which is conducting a remedial investigation or other action pursuant to any Environmental Laws; and

          (iii) that a) no portion of the Leased Site has been used or is being used for the handling, processing, storage or disposal of Hazardous Waste of Hazardous Substances and no underground tank or other underground storage receptacle for Hazardous Waste or Hazardous Substances was or is located on the Leased Site; b) neither the Lessor nor others have generated nor are generating nor have permitted to be generated any Hazardous Waste or Hazardous Substances on the Leased Site; and c) there have been no releases, including, without limitation, any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing or dumping, or Hazardous Waste of Hazardous Substances

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

     by the Lessor or others including prior occupants or other third parties, on, upon, or into the Leased Site. In addition, to the best of the Lessor's knowledge, there have been no such releases on, upon, or into any real property in the vicinity of any of the real properties of the Lessor which, through soil or groundwater contamination, may have come to be located on the Leased Site.

     (c) Warranty of Quiet Enjoyment: Lessor warrants and represents that, as of the date of execution of this Lease Agreement, Lessor has good right and full and marketable title, in fee simple, to the Premises and the Leased Site, with full right to lease the Leased Site to Lessee for the purpose and uses stated in this Lease and the Agreements and Lessee, upon complying with and properly performing all covenants and conditions of this Lease Agreement upon its part to be performed, shall have and quietly enjoy the Leased Site for the full Term of this Lease Agreement. Lessor warrants and represents that it will take no action to prevent Lessee from having quiet and peaceable possession and enjoyment of the Leased Site during the Term of the Lease Agreement.

     (d) Warranty Regarding Liens: Lessor warrants and represents to Lessee that the leasehold estate granted to Lessee by this Lease Agreement will be free from all liens, encumbrances, claims, penalties, restrictions and obligations of any nature whatsoever as of the date of the execution hereof, and that Lessor's title to the Leased Site is free and clear, and will remain free and clear, from all liens, encumbrances, claims, penalties, restrictions and obligations except those set forth on Exhibit C hereto. Lessor warrants and represents that during the Term of this Lease, Lessor will not take any action having the effect of altering Lessor's title to the Site as warranted and represented in this Section.

     (e) Indemnity: It is expressly understood and agreed to by the parties hereto that Lessee, in executing this Lease Agreement, does so in reliance on the foregoing and representations, and that the breach, falsity or invalidity of any one of them shall, at Lessee's option, be deemed a total breach of this Lease Agreement unless corrected or rectified within thirty (30) days after written notice thereof to Lessor. Lessor agrees to defend, protect, indemnify and save harmless Lessee and its affiliate CILCO, and their respective agents and employees, of and from any loss, claim, damage, liability, cost or expense, including attorney's fees, arising out of the existence of any substance located on the Leased Site or the Premises on or prior to the date first set forth above, or arising out of the breach, falsity or invalidity of any one or more of the warranties and representations contained in this Section and elsewhere in this Lease Agreement, which indemnity Lessor agrees shall survive any termination of this Lease Agreement.

     6. ENCUMBRANCES. During the Term of this Lease, Lessor shall not encumber, in any manner whatsoever, all or any portion of Lessor's interest in this Lease or Lessor's fee interest in the land constituting the Leased Site without Lessee's prior written consent, which consent shall not be unreasonably withheld.



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

     7. FURTHER ASSURANCES. If either Lessee or Lessor reasonably determines or is reasonably advised that any further instruments or any other things are necessary or desirable to carry out the terms of this Lease Agreement, including any documents necessary for Lessee or CILCO to obtain construction or permanent project financing for the construction and operation of the Boiler Plant or Facility, the other party will execute and deliver all such instruments and assurances and do all things reasonably necessary and proper to carry out the terms of this Lease Agreement.

     8. GENERAL LIABILITIES. Lessee has obtained general liability insurance (not less than $1,000,000 per person or $2,000,000 per accident for bodily injury or death; $1,000,000 for property damage) against losses caused by or originating out of this Lease, and further Lessee shall maintain Workers Compensation insurance in no less than statutory provided limits.

     9.  DEFAULT.   In  the  event  of  default  hereunder  by  any  party,  the non-defaulting party may exercise any and all remedies that ------- are available to it at law or in equity.

     10. RECORDING. This Lease Agreement, or a Memorandum of Lease reflecting the terms and conditions of this Lease Agreement, may, --------- at Lessee's discretion, be recorded at any time upon or following execution of this Lease Agreement. Lessee shall pay all costs of recording, including recording taxes, if any.

     11. REAL PROPERTY TAXES AND OTHER MATTERS. All property taxes and assessments levied or assessed against the Leased Site and the improvements thereon by a governmental authority, including any special assessments imposed on or against said Leased Site for the construction or improvement of public works in, on, or about said Leased Site, shall be paid, before they become delinquent, by Lessor. If Lessor shall fail to pay any taxes or assessments by their due dates, or shall fail to keep current all payments due on mortgages or other encumbrances, Lessee may perform any act or make any payment which Lessee deems necessary for the preservation of the Lease Agreement and Lessee's interest therein, and may cure any and all defaults of Lessor in making payments with respect to the Leased Site and the Premises.

All sums so paid or incurred by Lessee, together with interest at ten percent (10%) per annum, and any reasonable legal fees incurred by Lessee in connection therewith shall be payable to Lessee by Lessor on demand. The performance of any act or payment by Lessee, as aforesaid, shall not be deemed a waiver or release of any obligation or default on the part of Lessor.

     12. UTILITIES. Lessor, at its expense, shall provide the Lease Site with connections to its well water system, fire protection system, storm water and sewer system and electric system as well as the city water system. The actual hookup of the Leased Site to each system shall be at Lessee's expense.

     13. STORM WATER; PLANT WASTES.

          (a) Lessee shall be allowed to discharge runoff water into Lessor's existing storm water system.

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

          (b) Lessee shall have the right to discharge boiler blowdown and other plant wastes into Lessor's waste water treatment system, provided Lessor can accept the plant wastes under Lessor's waste water treatment permits.

     14. OWNERSHIP OF PROPERTY. All machinery, equipment, structures, fixtures, and other improvements and items placed upon the Leased Site by Lessee or by CILCO shall at all times be and remain the respective property of Lessee and CILCO, and may be removed by Lessee or CILCO, as the case may be, at any time and from time to time, up to and including one year after the termination of this Lease Agreement. This paragraph shall not be construed to relieve Lessee of its obligations under the Steam Heat Service Agreement.

     15. CONSTRUCTION STORAGE. Lessor grants Lessee and CILCO the right and license to store equipment, material, machinery and tools temporarily during initial construction of the Boiler Plant and Facility on the off-site area noted in Exhibit D. Lessor grants Lessee and CILCO unrestricted access to and from this area during the construction period.

     16. ASSIGNMENT. This Lease Agreement shall not be assignable by either party hereto without the prior written consent of the other party, provided, however, in conjunction with any assignment of the Steam Heat Service Agreement to CILCO, Lessee may assign its interest in this Lease Agreement to CILCO without the consent of Lessor, and in the event of re-assignment of the Steam Heat Service Agreement to Lessee by CILCO, this Lease Agreement may be re-assigned to Lessee without Lessor's consent. Any assignment which may be made hereunder without Lessor's consent shall release the assignor of all duties and obligations under this Lease Agreement for the period after the assignment.

     17. SUCCESSORS AND ASSIGNS. All of the terms and provisions of this Lease Agreement, and the parties' respective rights and obligations hereunder, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     18. INTEGRATION AND AMENDMENT. The exhibits attached to this Lease Agreement are a part of this Lease Agreement. The Agreements and this Lease Agreement constitute the entire agreement of the parties and may not be modified except by written instrument signed by the parties in interest at the time of the modification.

     19. NOTICES. Except as provided herein to the contrary, any notice or other communication required or permitted under this Lease Agreement shall be in writing, and shall be deemed to have been given when actually delivered, when received by telephone facsimile (provided such receipt is verified by telephone), or when deposited in the United States mail, postage prepaid, for mailing by certified or registered mail, return receipt requested, addressed as follows:

     If to Lessor:   Midwest Grain Products, Inc.
                     South Front Street
                     P.O. Box 1069
                     Pekin, IL 61554



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

     If to Lessee:   CILICORP Development Services Inc.
                     300 Hamilton Boulevard
                     Suite 300
                     Peoria, IL 61602

Or to such other person or address as the party entitled to notice may specify from time to time in a notice duly given as provided herein.

     20. SEVERABILITY. If any provision of the Lease Agreement is in violation of any law or regulation, this Lease Agreement shall be interpreted by striking the provision or provisions which violates said law or regulation, and the remainder of the Lease Agreement shall be enforceable as though the stricken provision or provisions did not exist.

     21. COVENANTS TO RUN WITH LAND AND SECURITY. The parties hereto intent that each and every covenant contained herein shall be appurtenant to and run with the land generally described and discussed herein as the Leased Site and the Premises, and all obligations of Lessor shall be secured thereby.

     22. GOVERNING LAW. This Lease Agreement shall be governed by the laws of the State of Illinois.

     23. VENUE. The venue for any judicial action regarding this Lease Agreement shall be Tazewell County, Illinois.

     IN WITNESS WHEREOF, the parties hereto have caused this Lease Agreement to be executed by their duly authorized officers as of the date first hereinabove written.

                                        MIDWEST GRAIN PRODUCTS, INC.

                                        By:      /s/ Ladd M. Seaberg
                                        Name:    Ladd M. Seaberg
                                        Title:   President and CEO
                                        Witness: /s/ Brian T. Cahill

                                        CILICORP DEVELOPMENT SERVICES, INC.

                                        By:      /S/ Lawrence H. Haynes
                                        Name:    Lawrence H. Haynes
                                        Title:   President
                                        Witness: /s/ illegible signature



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EXHIBIT A:  LEGAL DESCRIPTION OF THE PREMISES AND LEASED SITE

EXHIBIT B:  STEAM COMMENCEMENT DATE [reserved]

EXHIBIT C:  ENCUMBRANCES

EXHIBIT D:  AREA FOR CONSTRUCTION STORAGE

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STATE OF ILLINOIS               )
_________                       )  SS
COUNTY OF TAZEWELL              )

     I, the undersigned, a Notary Public in and for said County in the State aforesaid, DO HEREBY CERTIFY that Ladd M. Seaberg personally known to me to be the President and CEO of MIDWEST GRAIN PRODUCTS, INC. and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that as such delivered the said instrument as such , pursuant to authority granted by such corporation, and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

     Given under my hand and official Notarial Seal this 16th day of December, 1993.

                                        /s/ Margaret E. Simpson
[SEAL]                                      Notary Public



STATE OF ILLINOIS               )
                                )  SS
COUNTY OF TAZEWELL              )

     I, the undersigned, a Notary Public in and for said County in the State aforesaid, DO HEREBY CERTIFY that Lawrence H. Haynes personally known to me to be the President of CILCORP DEVELOPMENT SERVICES INC. and personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that as such delivered the said instrument as such , pursuant to authority granted by such corporation, and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.

     Given under my hand and official Notarial Seal this 16th day of December, 1993.

                                        /s/ Wilma E. Ward
                                            Notary Public

[SEAL]

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